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SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): March 15, 2004

FOREST OIL CORPORATION
(Exact name of registrant as specified in charter)

New York	1-13515	25-0484900
(State or other jurisdiction of incorporation)	(Commission file number)	(IRS Employer Identification No.)

1600 Broadway, Suite 2200, Denver, Colorado 80202
(Address of principal executive offices) (Zip Code)

Registrant's telephone number, including area code: 303.812.1400

Item 7. Financial Statements and Exhibits.

(c)
Exhibits.

Exhibit	Description
99.1	Forest Oil Corporation press release dated March 15, 2004, entitled "Forest Oil Announces Earnings, Operational Update and 2004 Guidance."

Item 9 and Item 12. Regulation FD Disclosure and Results of Operations and Financial Condition.

        On March 15, 2004, we issued a press release with respect to our financial and operational results for the fourth quarter and year-ended 2003, and provided information regarding upcoming projects for Forest's North American and International operations and announced 2004 guidance. The press release is furnished as Exhibit 99.1 to this Current Report and incorporated by reference herein.

        In accordance with General Instructions B.2 and B.6. of Form 8-K, the foregoing information, including Exhibit 99.1, shall not be deemed filed for the purposes of Section 18 of the Securities Exchange Act of 1934, nor shall such information and Exhibit be deemed incorporated by reference in any filing under the Securities Act of 1933, except as shall be expressly set forth by specific reference in such a filing.

SIGNATURES

        Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

FOREST OIL CORPORATION (Registrant)
Dated: March 16, 2004	By:	/s/ NEWTON W. WILSON III Newton W. Wilson III Senior Vice President—General Counsel and Secretary

INDEX TO EXHIBITS FILED WITH THE CURRENT REPORT ON FORM 8-K

Exhibit	Description
99.1	Forest Oil Corporation press release dated March 15, 2004, entitled "Forest Oil Announces Earnings, Operational Update and 2004 Guidance."

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  Item 7. Financial Statements and Exhibits.
  Item 9 and Item 12. Regulation FD Disclosure and Results of Operations and Financial Condition.
SIGNATURES
INDEX TO EXHIBITS FILED WITH THE CURRENT REPORT ON FORM 8-K